SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        FEBRUARY 3, 1999
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                                CROWN GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           TEXAS                          0-14939                 63-0851141
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         4040 NORTH MACARTHUR BOULEVARD, SUITE 100, IRVING, TEXAS 75038
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                    (Address of principal executive offices)


Registrant's telephone number, including area code         (972) 717-3423
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER INFORMATION.
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     The  purpose of the filing of this report is to update the  description  of the securities of Crown Group, Inc. (the "Company"), which shall be incorporated by reference into various registration statements on Form S-8 filed by the Company. The following information constitutes the "Description of Securities" of Crown Group, Inc. as required by Regulation S-K Item 202:

COMMON STOCK

     The Company is authorized to issue up to 50,000,000 shares of Common Stock. As of February 1, 1999, 9,891,372 shares of Common Stock were issued and outstanding. Holders of shares of Common Stock are entitled to elect all of the members of the Board of Directors of the Company, and such holders are entitled to vote as a class on all matters required or permitted to be submitted to the stockholders of the Company. Subject to such preferential rights as the Board of Directors may grant in connection with future issuances of Preferred Stock, holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors may declare in its discretion out of funds legally available therefor. Holders of shares of Common Stock are entitled to share ratably in any distribution made to holders of Common Stock in the event of a liquidation, dissolution or winding up of the Company after payment of liabilities and any liquidation preference on any shares of Preferred Stock then outstanding. Holders of shares of Common Stock have no cumulative voting or preemptive rights, nor do they have any conversion, preemptive or other rights to subscribe for additional shares or other securities. There are no redemption or sinking fund provisions with respect to such shares. All outstanding shares of Common Stock are fully paid and nonassessable.

PREFERRED STOCK

     The Board of Directors of the Company is authorized, without further action of the stockholders of the Company, to issue up to 1,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series and the rights and preferences thereof, including dividend rates, terms of redemption (including sinking fund provisions), redemption price or prices, voting rights, conversion rights and liquidation preferences of the shares constituting such series. The issuance of Preferred Stock by the Board of Directors could adversely affect the rights of holders of Common Stock. For example, an issuance of Preferred Stock could result in a class of securities outstanding with preferences over the Common Stock with respect to dividends and liquidations, and that could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock.

     The  Company  has no  present  plans to issue any  shares of the  Preferred
Stock.

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REGISTRATION RIGHTS RELATED TO CERTAIN WARRANTS

     The Company has outstanding warrants to purchase an aggregate of 364,952 shares of Common Stock which were issued in consideration of services rendered by certain persons. The Company is required to give notice to each of the warrant holders of any proposed registration by the Company of shares of Common Stock pursuant to a registration statement to be filed under the Securities Act and to permit them, subject to certain restrictions, to register and sell shares of Common Stock pursuant to such registration statement.

CERTAIN PROVISIONS OF ARTICLES OF INCORPORATION AND BYLAWS

     Divestiture. The Articles of Incorporation of the Company empower the Board of Directors to require the divestiture of shares by any person who beneficially owns, directly or indirectly, shares of any class of capital stock of the Company and who is found by a gaming regulatory authority to be unsuitable to hold the Company's stock.

     In addition, the Articles of Incorporation provide that the Company must be in compliance with the federal Merchant Marine Act of 1936, as amended, and the federal Shipping Act of 1916, as amended (the "Acts"). The Board of Directors is empowered to require the divestiture of shares by any stockholder who, by such person's beneficial ownership of any class of capital stock of the Company, causes the Company to be in violation of either of these Acts. The Company may require the divestiture of a sufficient number of shares to bring the Company into compliance with the Acts.

     The procedure for divestiture requires the affected stockholder, within 45 days of notice from the Company, to sell, transfer or otherwise dispose of his or her shares of Company stock. Following the 45 day period, if the affected stockholder has failed to comply with the divestiture provisions of the Articles, then the Company shall, for a period of 60 days, have the right, but not the obligation, to purchase all or any part of such shares of stock from the affected stockholder at a price per share equal to the fair market value of such stock, less 25%.

     If a stockholder fails to comply with the divestiture provisions contained in the Articles of Incorporation, such stockholder, upon the expiration of the time periods within which to divest such holder's shares in the Company, including the Company's 60-day period within which it may exercise its right to purchase such shares, shall forfeit the right to vote or receive dividends on the shares of Company stock held by such stockholder and shall not be recognized as a stockholder of the Company for any purpose.

     Indemnification. The Bylaws provide that directors and officers of the Company will be indemnified by the Company to the fullest extent authorized by Texas law, as it now exists or may in the future be amended, against all expenses and liabilities reasonably incurred in connection with service for or on behalf of the Company.

           Limitation of Liability. In addition, the Articles of Incorporation provide that a director shall not be personally liable to the Company or its stockholders for monetary damages for an act or omission in the director's capacity as a director, except that such provision shall not eliminate or

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limit the  liability  of a director for (a) a breach of the  director's  duty of loyalty to the Company or its stockholders; (b) an act or omission not in good faith that constitutes a breach of duty of the director to the Company or an act or omission that involves intentional misconduct or a knowing violation of the law; (c) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (d) an act or omission for which the liability of a director is expressly provided by an applicable statute. In appropriate circumstances, equitable remedies or non-monetary relief, such as an injunction, will remain available to a stockholder seeking redress from a violation of fiduciary duty. In addition, the provision applies only to claims against a director arising out of his or her role as a director and not in any other capacity (such as an officer or employee of the Company).

     Anti-Takeover Provisions of Articles of Incorporation. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 1,000,000 shares of Preferred Stock from time to time in one or more designated series or classes. The Board of Directors, without approval of the stockholders, is authorized to establish the voting, dividend, redemption, conversion, liquidation and other provisions of a particular series or class of Preferred Stock. The issuance of Preferred Stock could, among other things, adversely affect the voting power or other rights of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to acquire, or discourage a third party from acquiring, control of the Company. The Board of Directors has no present intention to issue any series or class of Preferred Stock.

TRANSFER AGENT AND REGISTRAR

     Securities Transfer Corporation, Dallas, Texas, acts as the Transfer Agent and Registrar for the Common Stock.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN GROUP, INC.



                                        By: /s/ Mark D. Slusser
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                                            Mark D. Slusser
                                            Vice President Finance

Dated:  February 3, 1999
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